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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)        May 24, 2000
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                               Dean Foods Company
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             (Exact name of registrant as specified in its charter)

           Delaware                    1-08262                   36-0984820
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(State or other jurisdiction     (Commission File No.)          (IRS Employer
     of incorporation)                                       Identification No.)

3600 N. River Road     Franklin Park, IL                            60131
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code  (847) 678-1680
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          (Former name or former address, if changed since last report)


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Item 5 - Other Events

                 DEAN FOODS SELECTS NEW CHIEF FINANCIAL OFFICER


         Franklin Park, Illinois - May 24, 2000 - Dean Foods Company (NYSE: DF) today announced that Barbara A. Klein has been elected Vice President, Finance and Chief Financial Officer, effective June 1, 2000. Ms. Klein will report to Richard E. Bailey, President and Chief Operating Officer.

         Ms. Klein was most recently Vice President and Corporate Comptroller of Ameritech Corporation. Her previous experience includes Vice President, and Corporate Comptroller for The Pillsbury Company, and various financial positions at Sears Roebuck & Co. She brings extensive experience in finance, planning and analysis, as well as consumer products industry experience to Dean Foods.

         In making the announcement, Mr. Bailey commented, "Barb Klein's addition to our team of corporate officers reinforces our commitment to continually build our skill base. Barb's experience in shared financial services and her focus on teamwork and excellence will support the continued growth of our organization."

         Ms. Klein received a Master of Business Administration degree from Loyola University in 1977 and holds a Bachelor of Science degree in Finance and Accounting from Marquette University, and is also a Certified Public Accountant.

         Dean Foods is one of the nation's leading dairy processors and distributors producing a full line of branded and private label products, including fluid milk, ice cream and extended shelf life products, which are sold under the Dean's and other strong regional brand names. Dean Foods is the industry leader in other food products including pickles, powdered non-dairy coffee creamers, aseptically packaged foodservice products, and refrigerated dips and salad dressings.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   Dean Foods Company
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                                                     (Registrant)


Date:  June 2, 2000                              /s/ Barbara A. Klein
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                                                    Barbara A. Klein
                                               Vice President Finance and
                                                 Chief Financial Officer

                                              /s/ William M. Luegers, Jr.
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                                                 William M. Luegers, Jr.
                                                   Vice President and
                                                        Treasurer